UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019 (November 18, 2019)

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2019, Coty Inc., a Delaware corporation (“Coty”), entered into a Purchase Agreement (the “Purchase Agreement”) with King Kylie, LLC, a Delaware limited liability company (“King Kylie”) and the other parties listed as signatories to the Purchase Agreement (the “Seller Group Parties”).

In accordance with the terms of the Purchase Agreement, and subject to the satisfaction or waiver of the closing conditions set forth therein, Coty will acquire 51% of the equity interests in King Kylie from the applicable Seller Group Parties for a base purchase price of $600,000,000 in cash, subject to certain customary adjustments.

The Purchase Agreement contemplates that Coty and the applicable Seller Group Parties will, upon closing, enter into certain ancillary agreements, including the First Amended and Restated Limited Liability Company Agreement of King Kylie (the “A&R LLC Agreement”) and the Evergreen Collaboration Agreement described below.

Purchase Agreement

Closing Conditions. The closing of the transaction is subject to the satisfaction or waiver of customary closing conditions, including the expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other applicable antitrust laws. In addition, Sellers are required to complete certain reorganization transactions before closing, which will, among other things, cause Kylie Skin, Inc. to become a wholly-owned subsidiary of King Kylie. The transaction is expected to close in the first quarter of calendar year 2020.

Representations, Warranties and Covenants. The Purchase Agreement contains certain customary representations, warranties and covenants by the parties. Furthermore, pursuant to the Purchase Agreement, the Sellers have agreed generally to conduct the King Kylie business in the ordinary course, and not to take certain specified actions with respect to the King Kylie business without Coty’s consent, during the period between the execution of the Purchase Agreement and the closing of the transaction.

Termination. The Purchase Agreement provides Coty, on the one hand, and the Sellers, on the other hand, with certain customary termination rights prior to the closing, including in the event the transaction does not close by March 31, 2020, subject to extension in certain circumstances.

First Amended and Restated Limited Liability Company Agreement

Pursuant to the Purchase Agreement, upon the closing of the transaction, a new holding company through which the applicable Seller Group Parties will hold their continuing 49% equity interest in King Kylie (“New KJ LLC”) and Coty will enter into the A&R LLC Agreement, which, among other things, will provide for the management of the business affairs of King Kylie post-closing and the obligations of New KJ LLC and Coty to each other.

Management of King Kylie. Pursuant to the A&R LLC Agreement, King Kylie will be managed by a board of managers (the “King Kylie Board”) consisting of up to six managers, three of whom will be designated by Coty and three of whom will be designated by New KJ LLC. The King Kylie Board will generally have discretion and authority in the management and control of King Kylie, subject to Coty’s ability to approve, through its majority voting equity interest, matters as to which there is a tie vote at the Board level, and further subject to approvals of certain customary reserved matters which will require the approval of both Coty and New KJ LLC. The parties intend that Coty will consolidate the financial statements of King Kylie from an accounting perspective.

Transfer Restrictions. Until the seventh anniversary of the closing of the transaction, the A&R LLC Agreement generally will prohibit transfers of membership interests in King Kylie. Following the seventh anniversary of the closing, customary co-sale or drag-along rights will apply to the parties’ proposed transfers of membership interests.

Evergreen Collaboration Agreement

Pursuant to the Purchase Agreement, upon the closing of the transaction, Coty and King Kylie will enter into an Evergreen Collaboration Agreement, pursuant to which, in exchange for a marketing fee and a license fee, Coty will receive the right and license to manufacture, advertise, promote, distribute and sell certain products of King Kylie and use certain intellectual property owned by or licensed to King Kylie in connection with the development, manufacture, labeling, packaging, advertising, display, distribution and sale of such products. The agreement will continue in perpetuity, with limited exceptions.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by Coty on November 18, 2019 announcing the execution of the Purchase Agreement is furnished as Exhibit 99.1 hereto. Additionally, the investor presentation that will be used in presentations to existing and potential stockholders of Coty in respect of the transactions contemplated by the Purchase Agreement is furnished as Exhibit 99.2 hereto.

Such information (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Coty’s current views with respect to, among other things, Coty’s turnaround plan announced on July 1, 2019 (the “Turnaround Plan”), strategic planning, targets, segment reporting and outlook for future reporting periods (including the extent and timing of revenue, expense and profit trends and changes in operating cash flows and cash flows from operating activities and investing activities), the strategic review of its Professional Beauty business, associated hair and nail brands sold by the Consumer Beauty division and Brazilian operations and any transaction related thereto (the “Strategic Review”), including timing of such Strategic Review and any transaction and the use of proceeds from any such transaction, its future operations and strategy, ongoing and future cost efficiency and restructuring initiatives and programs, strategic transactions (including their expected timing and impact), investments, licenses and portfolio changes, synergies, savings, performance, cost, timing and integration of acquisitions, future cash flows, liquidity and borrowing capacity, timing and size of cash outflows and debt deleveraging, the performance of launches or relaunches, the timing and impact of current or future destocking or shelf spaces losses, impact and timing of supply chain disruptions and the resolution thereof, timing and extent of any future impairments, and synergies, savings, impact, cost, timing and implementation of Coty’s Turnaround Plan, including operational and organizational structure changes, segment reporting changes, operational execution and simplification initiatives, the move of Coty’s headquarters, the priorities of senior management, the future operations and financial performance of King Kylie and Coty, expected growth, Coty’s ability to support its planned business operations on a near- and long-term basis, the risks and rewards of a partnership with King Kylie, the ability to operate King Kylie as a separate business, the intended consolidation of King Kylie as a subsidiary of Coty, the limited integration and synergies expected from the partnership with King Kylie, and expected EPS and margin accretion. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual events or results (including our financial condition, results of operations, cash flows and prospects) to differ materially from such statements, including:

•	uncertainties as to the timing of the transaction

•	the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated

•	litigation or investigations involving governmental authorities relating to the transaction;

•

Coty’s ability to achieve its global business strategy, compete effectively in the beauty industry and achieve the benefits contemplated by the partnership with King Kylie within the expected time frame;

•

inherent risks associated with joint ventures and partnerships, including relating to control and decision-making, compliance, financial accounting and tax considerations, transparency and customer relations;

•

managerial, integration, operational, regulatory, legal and financial risks associated with acquisitions generally and the transaction with King Kylie specifically, including risks related to the entry into a new distribution channel, the potential for channel conflict, risks of retaining customers and key employees, difficulties of integration (or the risks associated with limiting integration), risks related to regulation of multi-level marketing business models, ability to protect trademarks and brand names, litigation or investigations by governmental authorities;

•

changes in law, regulations and policies that affect Coty’s or King Kylie’s business or products, including risk that direct selling laws and regulations may be modified, interpreted or enforced in a manner that results in a negative impact to King Kylie’s business model, revenue, sales force or business;

•

Coty, its brand partners’ and licensors’ and King Kylie’s ability to obtain, maintain and protect the intellectual property rights, including trademarks, brand names and other intellectual property used in their respective businesses, products and software, and their abilities to protect their respective reputations;

•	risks to Coty and King Kylie of claims by third parties for infringement or other violations of intellectual property rights;

•	Coty’s and King Kylie’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products;

•	risks related to Coty’s and King Kylie’s international operations, including reputational, regulatory, economic and foreign political risks;

•	dependence of Coty and King Kylie on certain licenses, entities performing outsourced functions and third-party suppliers, including third party software providers;

•	administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;

•	global political and/or economic uncertainties or disruptions;

•

consolidation among retailers, shifts in consumers’ preferred distribution channels and other changes in the retail and wholesale environment in which Coty and King Kylie do business and sell their products;

•	increased competition, including as a result of adoption by competitors of Coty’s or King Kylie’s technology and go-to-market strategies;

•	disruptions in operations, including due to disruptions or consolidation in supply chain, manufacturing rights or information systems, labor disputes and natural disasters;

•

increasing dependency on information technology and Coty’s and King Kylie’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to their respective information technology systems and failure by Coty or King Kylie to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information;

•	the illegal distribution and sale by third parties of counterfeit versions of Coty’s and King Kylie’s products;

•	and other factors described elsewhere in this document and in documents that Coty files with the Securities and Exchange Commission from time to time.

When used herein, the term “includes” and “including” means, unless the context otherwise indicates, “including without limitation”. More information about potential risks and uncertainties that could affect the Coty’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 and other periodic reports Coty has filed and may file with the Securities and Exchange Commission from time to time.

All forward-looking statements made in this communication are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this communication, and Coty does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Coty Inc., dated November 18, 2019

99.2	Investor Presentation, dated November 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date: November 18, 2019	By:	/s/ Pierre-André Terisse
Name: Pierre-André Terisse
Title: Chief Financial Officer